Exhibit 99.1

KPMG LLP Suite 700 20 Pacifica Irvine, CA 92618-3391

Independent Accountants’ Report on Applying Agreed-Upon Procedures

American Honda Finance Corporation (the “Company”)
Merrill Lynch, Pierce, Fenner & Smith Incorporated

Mizuho Securities USA LLC

Barclays Capital Inc.

(together, the “Specified Parties”)

Re: Honda Auto Receivables 2019-1 Owner Trust – Data File and XML File Procedures

We have performed the procedures described below, which were agreed to by the Specified Parties, on the specified attributes identified by the Company in (i) an electronic data file entitled “2019-1 UWR01 B286 Dec2018 2B Reg ABII Short List 011019.txt” provided by the Company on January 10, 2019 (the “Data File”), containing certain information related to 101,241 motor vehicle retail installment sale contracts secured by new and used Honda and Acura automobiles and light-duty trucks (“Receivables”) as of December 31, 2018 (the “Initial Cutoff Date”), and (ii) an electronic data file entitled “HAROT 2019-1 B286 Honda_ex102_Dec2018_ Prelim 2-0Bln.csv” provided by the Company on January 21, 2019, containing certain information related to 101,241 Receivables as of December 31, 2018 (the “XML File”), both related to a portfolio of Receivables which we were informed are intended to be included as collateral in the offering of the Honda Auto Receivables 2019-1 Owner Trust, Asset Backed Notes (the “Notes”). The Company is responsible for the specified attributes identified by the Company in the Data File and the XML File. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise noted. Such compared information was deemed to be in agreement if differences were within the materiality threshold.

•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise noted. Such recomputed information was deemed to be in agreement if differences were within the materiality threshold.

•	The term “materiality threshold” means that dollar amounts and percentages were within $1.00 and 0.1%, respectively, unless otherwise stated.

•	The term “DealerTrack” means the third-party software system used by the Company for the vehicle registration and titling process.

•	The term “AHFC Systems” means the Company’s computer systems and includes the Company’s Customer Account Servicing System (“CASS”), and/or Auto Finance Servicing System (“AF”).

KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with
KPMG International Cooperative (“KPMG International”), a Swiss entity.

•	The term “Receivable File” means any file containing some or all of the following documents provided by the Company: Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, Origenate Approval Form, screen shots from AHFC Systems, Certificate of Title, Title Application, “Title” screen shot from DealerTrack, and/or Credit Application. We make no representation regarding the validity, enforceability, or authenticity of such Receivable File documents.

I.	The Selected Receivables

We randomly selected a sample of Receivables from the Data File, utilizing a confidence level of 99.0%, an expected error rate of 2.0%, and a maximum estimated error occurrence rate (the upper error limit) for each of the attributes not to exceed 5.0%, as instructed by the Company. The selection criteria resulted in a sample of 287 Receivables (the “Selected Receivables,” as listed in Exhibit A attached hereto).

II.	The Data File

A.	For each Selected Receivable, we compared the specified attributes listed below contained in the Data File to the corresponding information appearing in the Receivable File. The Specified Parties indicated that the absence of any of the documents noted below, or the inability to agree the indicated information from the Data File to the Receivable File, utilizing instructions provided by the Company, as applicable, for each of the specified attributes constituted an exception. The Receivable File documents are listed in the order of priority until such attribute was agreed.

Attribute	Receivable File/Instructions

First Payment Date	Installment Sale Contract and instructions provided by the Company described below

Receivable Number	Installment Sale Contract

Original Amount Financed	Installment Sale Contract

Number of Payments	Installment Sale Contract

Scheduled Monthly Payment	Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter

Annual Percentage Rate (“APR”)	Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, Origenate Approval Form, and instructions provided by the Company described below

New vs. Used	Installment Sale Contract, Title Application, “Contract Information” screen shot from AHFC Systems, and instructions provided by the Company described below

Collateral Type (Honda or Acura)	Installment Sale Contract

Loan Type (Simple Interest)	Installment Sale Contract, “Contract Information” screen shot from AHFC Systems, and instructions provided by the Company described below

Origination Date	Installment Sale Contract

Original Maturity Date	Installment Sale Contract and instructions provided by the Company described below

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Attribute	Receivable File/Instructions

Model	Installment Sale Contract, “Collateral Information” screen shot from AHFC Systems

Current Maturity Date	Installment Sale Contract, “Contract Information” screen shot from AHFC Systems, and instructions provided by the Company described below

Legal Owner or Lien Holder Name	Certificate of Title, Title Application, “Title” screen shot from DealerTrack, and instructions provided by the Company described below

For purposes of comparing First Payment Date, the Company instructed us to consider Selected Receivables with First Payment Dates on the 28th, 29th, 30th, or 31st of the month in the respective Installment Sale Contract to be in agreement if the Selected Receivable information in the Data File stated the First Payment Date was the first day of the following month. We were informed by the Company that AHFC Systems does not permit payment dates on the 28th, 29th, 30th, or 31st. Per the Company, AHFC Systems will adjust those dates to the first day of the following month and the Company will notify the obligors, via written notice, of the change in date.

For purposes of comparing APR, in the event the APR did not agree to the percentage stated in the Installment Sale Contract, we were instructed by the Company to compare the APR to the percentage stated in the Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, or recompute the APR by subtracting the applicable percentage stated in the Rate Modifier section in the Origenate Approval Form from the percentage stated in the Installment Sale Contract. We compared the recomputed APR to the APR in the Data File.

For purposes of comparing New vs. Used, in the event New vs. Used did not agree to the corresponding information in the Installment Sale Contract, we were instructed by the Company to compare New vs. Used to the Title Application or the “Contract Information” screen shot from AHFC Systems. We were further instructed by the Company to deem the vehicle to be “Used” if the vehicle was identified as “Certified” in the Title Application.

For purposes of comparing Loan Type, in the event Loan Type was not stated in the Installment Sale Contract, we were instructed by the Company to compare the Loan Type to the “Contract Information” screen shot from AHFC Systems. The Company informed us that Simple Interest is the only Loan Type available in AHFC Systems.

For purposes of comparing Original Maturity Date, in the event the Original Maturity Date was not stated in the Installment Sale Contract, we were instructed by the Company to recompute the Original Maturity Date by adding the Original Term per the Installment Sale Contract to the First Payment Date stated in the Installment Sale Contract. We compared the recomputed Original Maturity Date to the Original Maturity Date in the Data File.

For purposes of comparing Current Maturity Date, in the event the Current Maturity Date did not agree to the date stated in the Installment Sale Contract (i.e., the Original Maturity Date) or the recomputed Original Maturity Date, we were instructed by the Company to compare the Current Maturity Date to the date stated in the screen shot from AHFC Systems as of the Initial Cutoff Date.

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For purposes of comparing Legal Owner or Lien Holder Name, we were instructed by the Company that the names “American Honda Finance,” “AHFC,” “Ahfc,” “American Honda Finance Corp,” “American Honda Fin Corp,” “American Honda Fin.,” “Honda Finance Corp,” “Am Honda Fin Corp,” “Honda Financial Services,” “Honda Finance Corporation,” “American Honda Corporation,” “Honda Finance,” “Honda American Fin Corp,” “American Honda Finance Co,” “American Honda Finance Corporation,” “American Honda Finance Corpora,” “American Honda Finance Cor.,” “American Honda Fin Corp,” “American Honda Finance C,” “American Honda,” “American Honda Finance Inc,” “American Honda Financial Corp,” “American Honda Finan Corp,” “American Honda Finance Company,” “Amercn Honda Fin Corp,” “Amercn Fin Corp,” “American Honda Finance Corporat,” “American Honda Finance Corp.,” and “American Honda Financial Corporation” were acceptable Legal Owner or Lien Holder Names for the Company.

The information regarding the Selected Receivables in the Data File was found to be in agreement with the respective information appearing in the Receivable Files, except as noted in Exhibit B. Based on the procedures performed, there is a 99.0% confidence level that the maximum estimated error occurrence rate for each of the attributes does not exceed 5.0%. There were no conclusions that resulted from the procedures.

B.	In addition to the procedures described above, for each Selected Receivable, we observed the presence of the following in the Receivable File:

•	Credit Application

•	Truth-in-Lending Disclosure Statement (in Installment Sale Contract or Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter)

•	Signed Installment Sale Contract. We make no representation regarding the authenticity of the signature(s).

III.	The XML File

For each Selected Receivable, we compared the specified attributes listed below contained in the XML File to the corresponding information appearing in the Receivable File and/or Data File. The Specified Parties indicated that the absence of any of the documents noted below, or the inability to agree the indicated information from the XML File to the Receivable File and/or the Data File, utilizing instructions provided by the Company, as applicable, for each of the specified attributes constituted an exception. The Receivable File documents are listed in the order of priority until such attribute was agreed.

Attribute	Receivable File/Instructions

Original Interest Rate Percentage	Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, Origenate Approval Form, and instructions provided by the Company described below

Next Interest Rate Percentage	Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, Origenate Approval Form, and instructions provided by the Company described below

Reporting Period Interest Rate Percentage	Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, Origenate Approval Form, and instructions provided by the Company described below

Origination Date	Installment Sale Contract and instructions provided by the Company described below

4

Attribute	Receivable File/Instructions

First Payment Date	Installment Sale Contract and instructions provided by the Company described below

Maturity Date	Installment Sale Contract and instructions provided by the Company described below

Recomputed Original Loan Term	Installment Sale Contract and instructions provided by the Company described below

Recomputed Grace Period Number	Installment Sale Contract and instructions provided by the Company described below

Subvented	“Accrual Group” screen shot from AHFC Systems and instructions provided by the Company described below

Current Delinquency Status	“Delinquency Summary” screen shot from AHFC Systems and instructions provided by the Company described below

For purposes of comparing Original Interest Rate Percentage, Next Interest Rate Percentage, and Reporting Period Interest Rate Percentage, in the event the Original Interest Rate Percentage, Next Interest Rate Percentage, and/or Reporting Period Interest Rate Percentage did not agree to the percentage stated in the Installment Sale Contract, we were instructed by the Company to compare the Original Interest Rate Percentage, Next Interest Rate Percentage, and/or Reporting Period Interest Rate Percentage to the percentage stated in the Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, or recompute the Original Interest Rate Percentage, Next Interest Rate Percentage, and/or Reporting Period Interest Rate Percentage by subtracting the applicable percentage stated in the Rate Modifier section in the Origenate Approval Form from the percentage stated in the Installment Sale Contract. We compared the recomputed Original Interest Rate Percentage, Next Interest Rate Percentage, and/or Reporting Period Interest Rate Percentage to the Original Interest Rate Percentage, Next Interest Rate Percentage, and/or Reporting Period Interest Rate Percentage in the XML File.

For purposes of comparing Origination Date, the Company instructed us to compare the month and year of the Origination Date in the XML File to the month and year of the Origination Date in the Receivable File.

For purposes of comparing First Payment Date, the Company instructed us to consider Selected Receivables with First Payment Dates on the 28th, 29th, 30th, or 31st of the month in the respective Installment Sale Contract to be in agreement if the Selected Receivables information in the XML File stated the First Payment Date was the first day of the following month. We were informed by the Company that AHFC Systems does not permit payment dates on the 28th, 29th, 30th, or 31st. Per the Company, AHFC Systems will adjust those dates to the first day of the following month and the Company will notify the obligors, via written notice, of the change in date. The Company instructed us to compare the month and year of the First Payment Date in the XML File to the month and year of the First Payment Date in the Receivable File.

For purposes of comparing Maturity Date, the Company instructed us to compare the month and year of the Maturity Date in the XML File to the month and year of the Current Maturity Date in the Receivable File.

For purposes of comparing Recomputed Original Loan Term, the Company instructed us to recompute the Original Loan Term as the difference in months between the “DATEMAT” and the “DATEORIG” fields in the Data File. We compared the Recomputed Original Loan Term to the Original Loan Term in the XML File.

5

For purposes of comparing Recomputed Grace Period Number, the Company instructed us to recompute the Grace Period Number as the difference in months between the “DATEFPAY” and the “DATEORIG” fields in the Data File. We compared the Recomputed Grace Period Number to the Grace Period Number in the XML File.

For purposes of comparing Subvented, the Company instructed us to compare the “Original Unearned Amount” field in the “Accrual Group” screen shot from AHFC Systems to the value in the “Subvented” field in the XML File. If the “Original Unearned Amount” field contained an amount greater than zero, the Company instructed us to consider the Selected Receivable to be Subvented. If the “Original Unearned Amount” field was blank, the Company instructed us to consider the Selected Receivable to not be Subvented.

For purposes of comparing Current Delinquency Status, in the event the “Total Days Past Due” field in the “Delinquency Summary” screen shot from AHFC Systems did not agree to the value in the “Current Delinquency Status” field in the XML File, the Company informed us that the difference is due to the timing of payment processing. To determine the day a payment is posted, a cut-off time is established a few hours before the end of the day to allow for batch processing and reconciliation of payments in AHFC systems. When the cut-off time is reached, the Current Delinquency Status in AHFC Systems is advanced by one day (or two days on Monday to account for Sunday being a non-processing day) to reflect the Current Delinquency Status at the end of the day, and payments received after the cut-off time will have a posting date of the following day. For purposes of comparing Current Delinquency Status for such instances, the Company instructed us to recompute the Current Delinquency Status by adding the number of days between the Initial Cutoff Date and the date the payment was processed/posted in AHFC Systems to the Current Delinquency Status in AHFC Systems as of the immediately preceding day before the Initial Cutoff Date. We compared the recomputed Current Delinquency Status to the “Current Delinquency Status” field in the XML File.

The information regarding the Selected Receivables in the XML File was found to be in agreement with the respective information appearing in the Receivable Files and/or Data File, except as noted in Exhibit C. Based on the procedures performed, there is a 99.0% confidence level that the maximum estimated error occurrence rate for each of the attributes does not exceed 5.0%. There were no conclusions that resulted from the procedures.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Company in the Data File and the XML File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to the Specified Parties.

The procedures performed were applied based on information included in the Data File, the XML File, the Receivable Files, and instructions provided by the Company, without verification or evaluation of such information or instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Receivables, (ii) the reasonableness of the information and instructions provided by the Company, (iii) the reliability or accuracy of the Receivable Files, which were used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Receivables to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Receivables being securitized, (iii) the compliance of the originator of the Receivables with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

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The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSRO’s, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/KPMG LLP

Irvine, CA
February 6, 2019

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Exhibit A

The Selected Receivables

Selected Receivable Number	Receivable Number*	Selected Receivable Number	Receivable Number*	Selected Receivable Number	Receivable Number*	Selected Receivable Number	Receivable Number*	Selected Receivable Number	Receivable Number*
1	20191001	60	20191060	119	20191119	178	20191178	237	20191237
2	20191002	61	20191061	120	20191120	179	20191179	238	20191238
3	20191003	62	20191062	121	20191121	180	20191180	239	20191239
4	20191004	63	20191063	122	20191122	181	20191181	240	20191240
5	20191005	64	20191064	123	20191123	182	20191182	241	20191241
6	20191006	65	20191065	124	20191124	183	20191183	242	20191242
7	20191007	66	20191066	125	20191125	184	20191184	243	20191243
8	20191008	67	20191067	126	20191126	185	20191185	244	20191244
9	20191009	68	20191068	127	20191127	186	20191186	245	20191245
10	20191010	69	20191069	128	20191128	187	20191187	246	20191246
11	20191011	70	20191070	129	20191129	188	20191188	247	20191247
12	20191012	71	20191071	130	20191130	189	20191189	248	20191248
13	20191013	72	20191072	131	20191131	190	20191190	249	20191249
14	20191014	73	20191073	132	20191132	191	20191191	250	20191250
15	20191015	74	20191074	133	20191133	192	20191192	251	20191251
16	20191016	75	20191075	134	20191134	193	20191193	252	20191252
17	20191017	76	20191076	135	20191135	194	20191194	253	20191253
18	20191018	77	20191077	136	20191136	195	20191195	254	20191254
19	20191019	78	20191078	137	20191137	196	20191196	255	20191255
20	20191020	79	20191079	138	20191138	197	20191197	256	20191256
21	20191021	80	20191080	139	20191139	198	20191198	257	20191257
22	20191022	81	20191081	140	20191140	199	20191199	258	20191258
23	20191023	82	20191082	141	20191141	200	20191200	259	20191259
24	20191024	83	20191083	142	20191142	201	20191201	260	20191260
25	20191025	84	20191084	143	20191143	202	20191202	261	20191261
26	20191026	85	20191085	144	20191144	203	20191203	262	20191262
27	20191027	86	20191086	145	20191145	204	20191204	263	20191263
28	20191028	87	20191087	146	20191146	205	20191205	264	20191264
29	20191029	88	20191088	147	20191147	206	20191206	265	20191265
30	20191030	89	20191089	148	20191148	207	20191207	266	20191266
31	20191031	90	20191090	149	20191149	208	20191208	267	20191267
32	20191032	91	20191091	150	20191150	209	20191209	268	20191268
33	20191033	92	20191092	151	20191151	210	20191210	269	20191269
34	20191034	93	20191093	152	20191152	211	20191211	270	20191270
35	20191035	94	20191094	153	20191153	212	20191212	271	20191271
36	20191036	95	20191095	154	20191154	213	20191213	272	20191272
37	20191037	96	20191096	155	20191155	214	20191214	273	20191273
38	20191038	97	20191097	156	20191156	215	20191215	274	20191274
39	20191039	98	20191098	157	20191157	216	20191216	275	20191275
40	20191040	99	20191099	158	20191158	217	20191217	276	20191276
41	20191041	100	20191100	159	20191159	218	20191218	277	20191277
42	20191042	101	20191101	160	20191160	219	20191219	278	20191278
43	20191043	102	20191102	161	20191161	220	20191220	279	20191279
44	20191044	103	20191103	162	20191162	221	20191221	280	20191280
45	20191045	104	20191104	163	20191163	222	20191222	281	20191281
46	20191046	105	20191105	164	20191164	223	20191223	282	20191282
47	20191047	106	20191106	165	20191165	224	20191224	283	20191283
48	20191048	107	20191107	166	20191166	225	20191225	284	20191284
49	20191049	108	20191108	167	20191167	226	20191226	285	20191285
50	20191050	109	20191109	168	20191168	227	20191227	286	20191286
51	20191051	110	20191110	169	20191169	228	20191228	287	20191287
52	20191052	111	20191111	170	20191170	229	20191229
53	20191053	112	20191112	171	20191171	230	20191230
54	20191054	113	20191113	172	20191172	231	20191231
55	20191055	114	20191114	173	20191173	232	20191232
56	20191056	115	20191115	174	20191174	233	20191233
57	20191057	116	20191116	175	20191175	234	20191234
58	20191058	117	20191117	176	20191176	235	20191235
59	20191059	118	20191118	177	20191177	236	20191236

(*) The Company has assigned a unique eight digit Receivable Number to each Receivable in the Data File. The Receivable Numbers referred to in this Exhibit are not the Customer Account Numbers

Exhibit B
Exception List (Data File)
Selected Receivable Number	Receivable Number	Attribute	Per Data File	Per Receivable File
83	2019183	Scheduled Monthly Payment	$283.06	$285.21
95	2019195	Scheduled Monthly Payment	$418.69	$424.80
102	20191102	First Payment Date	1/1/2017	1/9/2017
215	20191215	Annual Percentage Rate	4.09%	4.89%
215	20191215	Scheduled Monthly Payment	$535.74	$546.50
283	20191283	Origination Date	9/11/2018	9/8/2018

Exhibit C
Exception List (XML File)
Selected Receivable Number	Receivable Number	Attribute	Per XML File	Per Receivable File
215	20191215	Original Interest Rate Percentage	4.09%	4.89%
215	20191215	Next Interest Rate Percentage	4.09%	4.89%
215	20191215	Reporting Period Interest Rate Percentage	4.09%	4.89%